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                                                                    EXHIBIT 23.1

                          [ArthurAndersen Letterhead]






CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated May 31, 2000 included in Eagle Bancshares, Inc.'s Form 10-k, into the Registrant's previously filed Registration Statements No. 333-15041, No. 333-49267, No. 333-36399, No. 333-00977, No. 333-14787, and No. 333-35642.

Arthur Andersen LLP
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Atlanta, Georgia
June 23, 2000